SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                   Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|X|     Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_| Soliciting Material Pursuant to |_|ss.240.14a-11(c) or |_|ss.240.14a-12

                            ONSITE ENERGY CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

        1)     Title of each class of securities to which transaction applies:

        2)     Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)     Proposed maximum aggregate value of transaction:

        5)     Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:
        2)     Form, Schedule or Registration Statement No.:
        3)     Filing Party:
        4)     Date Filed:

To the Stockholders of Onsite Energy Corporation:




On behalf of Onsite Energy Corporation, a Delaware corporation ("Onsite"), I would like to invite you to attend the 2000 Annual Meeting of the Stockholders of Onsite. The meeting will be held on Thursday, January 11, 2001, at 8:00 a.m. (Pacific Standard Time) at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, CA 92008.

The accompanying Notice of the Annual Meeting of the Stockholders and Proxy Statement set forth the matters to be considered and acted upon at the meeting. The Proxy Statement contains important information concerning the election of directors, the approval of an amendment to Onsite's 1993 Stock Option Plan to increase the number of shares available for grant under the Plan and increase the term of options granted to outside directors, and the approval of an amendment to Onsite's certificate of incorporation increasing the number of shares available for issuance by Onsite. The Board strongly recommends your approval of these proposals. Additional information about these proposals is included in the accompanying materials, and I urge you to read the same carefully, and to give all of these matters your close attention.

I hope that you will be able to attend the meeting. If you cannot attend the meeting, however, it is important that your shares be represented. Accordingly, I urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, withdraw your proxy if you attend the meeting and choose to vote in person.


Thank you for your continued commitment to Onsite.


Very truly yours,

ONSITE ENERGY CORPORATION



Richard T. Sperberg
President and Chief Executive Officer

December 4, 2000

                            ONSITE ENERGY CORPORATION
                       701 Palomar Airport Road, Suite 200
                               Carlsbad, CA 92009
                                  760/931-2400

                NOTICE OF THE 2000 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On January 11, 2001

NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of the Stockholders of Onsite Energy Corporation, a Delaware corporation ("Onsite"), will be held on Thursday, January 11, 2001, at 8:00 a.m. (Pacific Standard Time). The meeting will be held at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, CA 92008, for the following purposes, all of which are more completely discussed in the accompanying Proxy Statement:

1. To elect two directors of Onsite to hold office until the 2001 Annual Meeting of Stockholders, and to elect two directors of Onsite to hold office until the 2002 Annual Meeting of Stockholders, and until their successors are elected and qualified;

2. To approve an amendment to Onsite's 1993 Stock Option Plan (i) to increase the number of shares available for grant under the Plan; and (ii) to increase the term of non-discretionary options granted to non-employee directors;

3. To approve an amendment to Onsite's Certificate of Incorporation to increase the authorized number of shares available for issuance by Onsite; and

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record of Class A Common Stock, Series C Convertible Preferred Stock and Series E Convertible Preferred Stock at the close of business on November 27, 2000, are entitled to notice of and to vote on the above proposals at the 2000 Annual Meeting of the Stockholders.

By Order of the Board of Directors

ONSITE ENERGY CORPORATION



Audrey Nelson Stubenberg
Secretary

December 4, 2000

YOU ARE CORDIALLY INVITED TO ATTEND ONSITE'S 2000 ANNUAL MEETING OF STOCKHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                                 PROXY STATEMENT
                                       of
                            ONSITE ENERGY CORPORATION
                       701 Palomar Airport Road, Suite 200
                               Carlsbad, CA 92009
                                  760/931-2400


                     Information Concerning the Solicitation

This Proxy Statement is furnished to the stockholders of Onsite Energy Corporation, a Delaware corporation ("Onsite"), in connection with the solicitation of proxies on behalf of Onsite's Board of Directors for use at Onsite's 2000 Annual Meeting of the Stockholders (the "Meeting"), including any adjournments thereof. The Meeting will be held on Thursday, January 11, 2001, at 8:00 a.m. (Pacific Standard Time), at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, CA 92008. Only stockholders of record on November 27, 2000, are entitled to notice of and to vote at the Meeting.

The proxy solicited hereby (if properly signed and returned to Onsite, and not revoked prior to its use) will be voted at the Meeting in accordance with its instructions. Absent any contrary instructions, each proxy received will be voted "FOR" the nominees for the Board of Directors, "FOR" the proposed amendment to Onsite's 1993 Stock Option Plan, and "FOR" the proposed amendment to Onsite's Certificate of Incorporation. Additionally, each proxy received will be voted (at the proxy holders' discretion) on such other matters, if any, that may properly come before the Meeting (including any proposal to adjourn the Meeting).

Any stockholder giving a proxy may revoke it at any time before it is exercised. To revoke a proxy, a stockholder must either (i) file with Onsite written notice of its revocation (addressed to the Secretary, Onsite Energy Corporation, 701 Palomar Airport Road, Suite 200, Carlsbad, CA 92009); (ii) submit a duly executed proxy bearing a later date; or (iii) appear in person at the Meeting and give the Secretary notice of the stockholder's intention to vote in person.

Onsite bears the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials are furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of Onsite's Class A Common Stock. In addition to the solicitation of proxies by mail, some of the officers, directors, employees and agents of Onsite may, without additional compensation, solicit proxies by telephone or personal interview. Onsite bears the cost of these additional solicitations.

A copy of Onsite's Annual Report on Form 10-KSB for the year ended June 30, 2000, accompanies this Proxy Statement and proxy card.

This Proxy Statement and proxy card were first mailed to stockholders on or about December 4, 2000.

                          Record Date and Voting Rights

Onsite is authorized to issue up to 23,999,000 shares of Class A Common Stock, par value $0.001, 1,000 shares of Class B Common Stock, par value $0.001, and 1,000,000 shares of preferred stock, par value $0.001. As of October 27, 2000, 19,389,187 shares of Class A Common Stock were issued and outstanding. No shares of Class B Common Stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series D Convertible Preferred Stock are outstanding. In October 2000, Onsite exercised its rights under a Share Repurchase Agreement to repurchase all of the issued and outstanding shares of Series D Convertible Preferred Stock (157,000 shares) for $0.001 per share of Series D Convertible Preferred Stock. Additionally, 649,120 shares of Series C

Convertible Preferred Stock and 50,000 shares of Series E Convertible Preferred Stock were issued and outstanding.

Each share of Class A Common Stock is entitled to one vote on all matters submitted for stockholder approval. Each share of Series C Convertible Preferred Stock and Series E Convertible Preferred Stock is entitled to vote on all matters submitted for stockholder approval as if each share was converted into Class A Common Stock. Each share of Series C Convertible Preferred Stock is convertible into five shares of Class A Common Stock. Thus each share of Series C Convertible Preferred Stock is entitled to the equivalent of five votes on all matters submitted for stockholder approval. Each share of Series E Convertible Preferred Stock is convertible into 100 shares of Class A Common Stock. Thus each share of Series E Convertible Preferred Stock is entitled to the equivalent of 100 votes on all matters submitted for stockholder approval. The Class A
Common Stock, the Series C Convertible Preferred Stock and the Series E Convertible Preferred Stock vote together as one class.

The record date for determination of stockholders of Class A Common Stock, Series C Convertible Preferred Stock and Series E Convertible Preferred Stock are entitled to notice of and to vote at the Meeting is November 27, 2000. Onsite's Certificate of Incorporation does not provide for cumulative voting.

The plurality of the votes of the Class A Common Stock, Series C Convertible Preferred Stock (voting on an as-converted basis) and Series E Convertible Preferred Stock (voting on an as-converted basis), voting together as one class, present in person or represented by proxy at the Meeting and entitled to vote on the election of directors shall elect the nominees for the Board of Directors. The affirmative vote of a majority of the Class A Common Stock, Series C Convertible Preferred Stock (voting on an as-converted basis) and Series E Convertible Preferred Stock (voting on an as converted basis), voting together as one class, present in person or represented by proxy at the Meeting and entitled to vote on each of Proposal No. 2 and Proposal No. 3 described below (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary to approve each of Proposal No. 2 and Proposal No.
3. Under Delaware law, abstentions and broker non-votes are counted to determine quorum. Broker non-votes are not counted, however, to calculate voting power (that is, the number of shares present in person or represented by proxy, and entitled to vote on a measure). Abstentions, however, are counted to calculate voting power.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

General Information

At the Meeting, stockholders will be asked to elect Messrs. H. Tate Holt and Frank J. Mazanec as directors of the first class to serve until the 2002 annual meeting and until their successors are elected and qualified, and Messrs. Charles C. McGettigan and Richard T. Sperberg as directors of the second class to serve until the 2001 annual meeting and until their successors are elected and qualified.

Under Article III, Section 2 of Onsite's Bylaws, the authorized number of directors is required to be between five and 11, as set by the Board of Directors. The Board has fixed the current number at five.

The Board of Directors is divided into two (2) classes. The first class currently consists of three (3) directors and the second class currently consists of two (2) directors. Each class expires in alternating years.
Directors of the first class were elected at the 1996 annual meeting of stockholders (held on December 4, 1996) to hold office for a term originally scheduled to expire in 1998 (and until their successors are elected and qualified). Directors of the second class were elected at the 1997 annual meeting (held on December 5, 1997), to hold office for a term originally scheduled to expire in 1999 (and until their successors are elected and qualified). Accordingly, the directors of the first class elected at the Meeting will hold office for a term expiring at the 2002 annual meeting (and until their respective successors have been duly elected and qualified), and the directors of the second class elected at the Meeting will hold office for term expiring at the 2001 annual meeting (and until their respective successors have been duly elected and qualified).

In October 1997, Onsite entered into a Stock Subscription Agreement with Westar Capital, Inc. ("Westar Capital"), a wholly-owned subsidiary of Western Resources, Inc. ("Western Resources"). Under the Stock Subscription Agreement, Westar Capital purchased 2,000,000 shares of Onsite Class A Common Stock at $0.50 per share, and 200,000 shares of Onsite Series C Convertible Preferred Stock at $5 per share. Additionally, under the terms of the Stock Subscription Agreement, Westar Capital had the initial right to elect one director to Onsite's Board of Directors, and selected Rita A. Sharpe. Ms. Sharpe served as a director until October 5, 1998, when she resigned in order to assume a new position with Western Resources. Mr. Leroy P. Wages subsequently was appointed a director to fill the vacancy created by Ms. Sharpe's resignation. Mr. Wages resigned as a director on December 16, 1998, and Westar Capital has not designated an individual to replace Mr. Wages.

Further, Westar Capital entered into a Stockholders Agreement with certain principal stockholders of Onsite that held, in the aggregate with Westar Capital, more than fifty percent (50%) of the voting stock of Onsite. Under the terms of the Stockholders Agreement, (i) Westar Capital currently has the right to nominate a number of directors equal to the number of directors that Westar Capital would have the ability to elect if Onsite utilized cumulative voting (and without regard to classes of directors) less one (but not less than one director) and the principal stockholders to the Stockholders Agreement have agreed to vote for Westar Capital's nominees; and (ii) Westar Capital has agreed to vote for the remaining nominees selected by Onsite's Nominating Committee. Additionally, under the Certificate of Designations for the Series C Convertible Preferred Stock if, at any time, four or more quarterly dividends, whether or not consecutive, on the Series C Convertible Preferred Stock are in default, Westar Capital, as the holder of the Series C Convertible Preferred Stock, is entitled to elect the smallest number of directors as would constitute a majority of the Board of Directors. While Onsite has been unable to pay four quarterly dividends, as of the date of this Proxy Statement Westar Capital has not exercised its right to elect a majority of the Board of Directors.

In June 1998, Onsite completed a transaction with SYCOM Enterprises, LLC ("SYCOM LLC") (and certain related companies) through which SYCOM ONSITE Corporation, a wholly-owned subsidiary of Onsite ("SO Corporation"), acquired all of the project assets and assumed specific project liabilities of SYCOM LLC in exchange for 1,750,000 shares of Onsite Class A Common Stock. Under a Sale and Noncompetition Agreement among Onsite, SO Corporation, SYCOM Corporation and SYCOM Enterprises, L.P. ("SYCOM LP"), SO Corporation, on behalf of itself and Onsite, had acquired the right to the services and expertise of SYCOM
Corporation's employees in exchange for 157,500 shares of Onsite Series D Convertible Preferred Stock. Effective June 30, 2000, Onsite terminated the Sale and Noncompetition Agreement in accordance with its terms, and in October 2000, Onsite exercised its rights under a Share Repurchase Agreement to repurchase all of the outstanding shares of Series D Convertible Preferred Stock for $157. Furthermore, on October 17, 2000, as part of the on-going termination of the SYCOM relationship, Onsite, SYCOM LLC, SYCOM Corporation and SYCOM LP entered into an agreement under which the parties agreed to negotiate and execute certain other agreements, including an agreement for the sale by SYCOM LLC of the shares of Class A Common Stock currently owned by SYCOM LLC.

Additionally, as part of the transaction certain of Onsite's principal stockholders entered into a Voting Agreement with SYCOM LLC and SYCOM Corporation. Following the close of the SYCOM LLC asset acquisition, the number of directors had been expanded to eight, and under the terms of the Voting Agreement SYCOM LLC and SYCOM Corporation had the right to nominate two of Onsite's eight directors and initially had selected Messrs. S. Lynn Sutcliffe and Richard L. Wright. Mr. Sutcliffe served as a director until September 22, 2000, and then resigned his position, and Mr. Wright served as a director until

September 1, 2000, when he resigned his position. In October 2000, the Voting Agreement was terminated by the parties.

As discussed above, in December 1998, Mr. Wages resigned as a director, and in September 2000, Messrs. Sutcliffe and Wright resigned as directors. Additionally, in February 1999, and January 2000, Messrs. William M. Gary III and Timothy G. Clark, respectively, also resigned as directors. Messrs. Gary, Clark and Sutcliffe were directors of the first class, and Messrs. Wages and Wright were directors of the second class. In August 2000, the Board elected Mr. Mazanec as a director. As discussed above, Westar Capital has not designated a replacement for Mr. Wages. Thus, with the current number of directors fixed at five, one vacancy currently exists on the Board.

Messrs. Holt and Mazanec, current directors of Onsite of the first class (and whose terms were scheduled to expire in 1998) are nominees to hold office until the 2002 annual meeting. Messrs. McGettigan and Sperberg, current directors of Onsite of the second class (and whose terms were scheduled to expire in 1999) are nominees to hold office until the 2001 annual meeting. The holders of Onsite's Class A Common Stock, Series C Convertible Preferred Stock (voting on an as-converted basis) and Series E Convertible Preferred Stock (voting on an as-converted basis), voting together as one class, will be entitled to vote on the election of Messrs. Holt and Mazanec, and of Messrs. McGettigan and Sperberg.

Unless authority is withheld, the enclosed proxy will be voted FOR the above nominees. In the event that any nominee should unexpectedly decline or be unavailable to act as a director, the enclosed proxy may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees will become unavailable, and has no present intention to nominate any person in addition to, or in lieu of, the nominees.

The Board of Directors held eleven (11) meetings during the last fiscal year. All of the nominees for attended at least seventy-five percent (75%) of all meetings and meetings of committees on which they serve or served.

Committees of the Board of Directors

During the 2000 fiscal year, Messrs. McGettigan, Holt and Clark (until his resignation in January 2000) comprised the Audit Committee; Messrs. McGettigan and Holt comprised the Compensation Committee; and Messrs. McGettigan, Sperberg and Sutcliffe (until his resignation in September 2000) comprised the Nominating Committee. Mr. McGettigan has served as the Chairman of the Board since December 1994.

The primary functions of the Audit Committee are to review the scope and result of the audit performed by Onsite's independent accountants, Onsite's internal accounting controls, non-audit services performed by the independent accountants and the cost of accounting services. The Compensation Committee administers Onsite's 1993 Stock Option Plan and approves certain employees' compensation. Both the Audit and the Compensation Committees are comprised only of non-employee directors. The Nominating Committee acts as the selection committee to nominate candidates for election to the Board of Directors.

Directors Nominated for Election

The following table sets forth certain business information for the last five years about the individuals nominated by the Board of Directors for election to the first and second classes of directors:

Directors of the First Class:


        Nominee                          Age              Director Since
     -----------------                  -----            ----------------

     H. Tate Holt                        48                    1994

     Frank J. Mazanec                    52                    2000

Background of Nominees of the First Class

H. Tate Holt. Mr. Holt has been a director of Onsite since May 1994. Mr. Holt currently is the President and Chief Executive Officer of Newstar Ltd. ("Newstar"), a development stage company seeking to market meter reading services via satellite. Prior to joining Newstar, Mr. Holt served as the President of Holt & Associates, a corporate growth management consulting firm, and held that position from July 1990 through August 1999. In his position with Holt & Associates, Mr. Holt assisted small and medium-sized clients in developing and achieving aggressive growth targets. Mr. Holt currently serves on the Boards of Directors of DBS Industries, Inc., and AremisSoft Corporation. He is the author of the book "The Business Doc - Prescriptions for Growth." Mr. Holt holds an A.B. from Indiana University.

Frank J. Mazanec. Mr. Mazanec has served as a director of Onsite since August 2000. Mr. Mazanec has been employed by Onsite and its predecessor, Onsite Energy, a California corporation ("Onsite-Cal"), since 1991. Mr. Mazanec is a licensed professional engineer in Colorado, and currently serves as Senior Vice President of Onsite. For over 20 years, he has developed and managed over $100,000,000 in energy generation, waste management and environmental projects. Mr. Mazanec is responsible for managing one of Onsite's internal business units. Mr. Mazanec has a Bachelor of Science in Civil Engineering from the University of Vermont, a Bachelor of Science in Economics and Finance from Fairleigh Dickinson University, and a Master of Business Administration from the University of Southern California.

Directors of the Second Class:


            Nominee                     Age          Director Since
    ------------------------           -----         ----------------

     Charles C. McGettigan              55                1993

     Richard T. Sperberg                49                1982 (1)


(1)  Includes time of service with Onsite-Cal.

Background of Nominees of the Second Class

Charles C. McGettigan. Mr. McGettigan has been a director of Onsite since its inception in 1993, and began serving as the Chairman of the Board in December 1994. He was a founding partner in 1991 and is a general partner of Proactive Investment Managers, L.P., which is the general partner of Proactive Partners, L.P., a merchant banking fund. Mr. McGettigan co-founded McGettigan, Wick & Co., Inc., an investment banking firm, in 1988. From 1984 to 1988, he was a Principal, Corporate Finance, of Hambrecht & Quist, Inc. He currently serves on the Boards of Directors of Cuisine Solutions, Inc., Modtech, Inc., PMR

Corporation, Sonex Research, Inc., Tanknology - NDE Corporation and Wray-Tech Instruments, Inc. Mr. McGettigan is a graduate of Georgetown University and received his Master of Business Administration from the Wharton School of the University of Pennsylvania.

Richard T. Sperberg. Mr. Sperberg has been a director and the Chief Executive Officer of Onsite since its inception, served as Onsite's President from its inception through October 1998, and was re-elected President in June 2000. Mr. Sperberg served as Onsite's Chief Financial Officer from May 1997 through July 1998. In 1982, Mr. Sperberg co-founded Onsite-Cal, and served as President, Chief Executive Officer and a director until February 1994, when Onsite-Cal and Western Energy Management, Inc., reorganized into Onsite Energy Corporation. Mr. Sperberg has been involved in project management of energy efficiency, advanced energy technologies, alternative energy and cogeneration projects for over 23 years, with specific management experience with Onsite-Cal, the Gas Research Institute, and the U.S. Department of Energy. Mr. Sperberg previously served on the Boards of Directors of the American Cogeneration Association and the San Diego Cogeneration Association, currently serves as a director of the National Association of Energy Service Companies ("NAESCO"), and served as the President of NAESCO from 1997 to 1999. He holds a Masters of Science in Nuclear Engineering from the University of California, Los Angeles, and a Bachelor of Science in Nuclear Engineering from the University of California, Santa Barbara.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE NOMINEES IN THE ELECTION OF DIRECTORS.


                                 PROPOSAL NO. 2

                       APPROVAL OF AMENDMENT TO THE ONSITE
                             1993 STOCK OPTION PLAN

In February 1994, Onsite's stockholders approved the 1993 Stock Option Plan (the "Plan") and in 1997 amended the Plan. Subject to stockholder approval, the Board of Directors and the Compensation Committee approved an amendment to the Plan to increase the number of shares subject to the Plan by 600,000 shares of Class A Common Stock, and approved an amendment to the Plan to increase the term of the non-discretionary options granted to non-employee directors from five years to 10 years. Currently under the Plan, a total of 3,300,000 shares of Class A Common Stock may be issued, of which 2,767,476 shares were subject to options as of October 27, 2000. The purpose of the Plan is to attract and retain the best personnel and to give option recipients a greater personal stake in the success of the business. Also, by increasing the term of non-discretionary options for non-employee directors, the non-employee directors are provided with an additional incentive to continue their service as a director of Onsite. As discussed below, the Plan is a "dual plan" that provides for the grant of both nonqualified options and incentive stock options. A copy of the amended Plan is attached as Appendix A.

Description of the Plan

The increase of the number of shares available under the Plan will not effect previously granted options. The following is a summary of the provisions of the Plan. The summary is not intended to be a complete description of all terms and provisions of the Plan.

         Eligibility. The Plan provides for the grant of options to employees, directors, officers and consultants who the Compensation Committee determines are rendering valuable services to Onsite or any subsidiary (the "Participants"). Except for non-discretionary grants of options, the Compensation Committee determines the recipients of options and the terms of options granted.

         Administration. The Plan is administered by the Compensation Committee, which currently consists of two disinterested Board members. The Compensation Committee is responsible for the operation of the Plan and, subject to the terms thereof and certain exceptions for discretionary grants to non-employee directors, makes all determinations regarding (i) participation in the Plan by eligible persons; and (ii) the nature and extent of participation. The interpretation and construction of any provisions of the Plan by the Board or Compensation Committee is final. The Board may at any time remove a Compensation Committee member and appoint a successor, provided the successor is a disinterested Board member.

Other than the ability to receive compensation individually as directors of Onsite, Compensation Committee members serve without compensation, unless otherwise determined by the Board, provided that Onsite shall pay the expenses of such members incurred in the administration of the Plan, subject to approval of the Board.

         Non-discretionary Grants. Non-employee directors of Onsite are automatically granted options to purchase 25,000 shares of Class A Common Stock on (i) the date he or she becomes a director; and (ii) each anniversary date of the date he or she became a director. The exercise price of such options is the fair market value on date granted. Each option currently is exercisable for five years. Upon stockholder approval of Proposal No. 2, each non-discretionary option granted will be exercisable for 10 years, and the terms of options previously granted to Messrs. McGettigan (225,000 shares with current term expiration dates ranging from January 25, 2001, to July 13, 2005) and Holt (200,000 shares with current term expiration dates ranging from January 25, 2001, to May 4, 2005) will be extended to 10 years.

         Terms of Options. Each option is evidenced by a stock option agreement between Onsite and the Participants. Options granted have terms of up to 10 years, as determined by the Compensation Committee and are subject to other additional terms and conditions as set forth in the Plan. In the case of a Participant who owns more than ten percent (10%) of Onsite's Class A Common Stock, the term of any Incentive Stock Option shall not be more than five years from the date of the grant.

         Number of Shares of Class A Common Stock Subject to Any One Option. The Compensation Committee determines the number of shares subject to an option grant. However, the fair market value (determined as of the date of grant) of the Class A Common Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year may not exceed $100,000.

         Exercise of Options. Options become exercisable during a period or during such periods as the Compensation Committee determines and may be specifically conditioned upon achieving specified performance goals. An option may be exercised by giving written notice of exercise to Onsite specifying the number of full shares of Class A Common Stock to be purchased and tendering payment of the purchase price to Onsite. The option price of an Incentive Stock Option or Non-Qualified Stock Option is payable in full upon exercise. Payment of the option price upon exercise may be made in cash or by check.

         Option Price. The option price is determined by the Compensation Committee but for Incentive Stock Options, the exercise price is the fair market value of Onsite's Class A Common Stock on the date of grant. In the case of an Incentive Stock Option granted to a Participant who owns more than ten percent (10%) of the Class A Common Stock, the exercise price will be one hundred ten percent (110%) of the fair market value.

         Employment Agreement. The Compensation Committee may include in an option agreement a condition that the Participant shall agree to remain in the employ of Onsite for a specified period of time following the date of grant.

         Termination of Status as an Employee. If the Participant ceases to serve as an employee, consultant or director of Onsite other than for permanent and total disability or death, all or part of the shares that the Participant was entitled to exercise at the date of such termination may be exercised within three months after the date service to Onsite ceases, or such period specified in the option agreement. After such three month period, all unexercised options shall terminate. If the Participant is an employee and the Participant's employment terminates but the Participant continues as a director or consultant, the Participant shall be entitled to exercise within three months of termination of services to Onsite; however, if the Participant does not exercise within three months of termination of employment, then the option shall not qualify as an Incentive Stock Option. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired.

         Death or Permanent Disability. If an Participant should die or become permanently or totally disabled while serving as an employee, officer, consultant or director of Onsite, options held by the Participant may be exercised by the Participant, the Participant's estate or descendant at any time within 12 months after the death or permanent disability and shall terminate thereafter. If a Participant should die within the period where the options may be exercised, then the options may be exercised within 12 months after the death to the extent the option was exercisable on the date of such death. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired.

         Suspension or Termination of Options. No option shall be exercisable by any person after its expiration date. If the Board of Directors or the Compensation Committee reasonably believes that a Participant has committed an act of misconduct, the Compensation Committee may suspend the Participant's right to exercise any option pending a final determination by the Board or the Compensation Committee. If the Compensation Committee determines a Participant has committed an act of embezzlement, fraud, breach of fiduciary duty or deliberate disregard of Onsite's rules resulting in loss, damage or injury to Onsite, or if a Participant makes an unauthorized disclosure of any company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any of Onsite's customers or contracting parties to breach a contract with Onsite, or induces any principal for whom Onsite acts as an agent to terminate such agency relationship, neither the Participant nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board or the Compensation Committee shall act fairly and in good faith and shall give the Participant an opportunity to appear and present evidence on the Participant's behalf at a hearing before the Compensation Committee. The determination of the Board or the Compensation Committee shall be final and conclusive.

         Transferability of Options. An option is non-transferable, other than by will or the laws of descent and distribution, and is exercisable only by the Participant during his or her lifetime, or, in the event of death, by the executors, administrators, designated beneficiary, legatees or heirs of his or her estate during the time period provided above.

         Compliance with Securities Laws. It is the intent of Onsite that the Plan will comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

         Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board or Compensation Committee.

U.S. Federal Tax Aspects

Options granted under the Plan may be either Incentive Stock Options (which satisfy the requirements of Section 422 of the Internal Revenue Code) or Non-Qualified Options (which are not intended to meet such requirements). The United States federal income tax treatment for the two types of options generally differs as follows:

         Incentive Options. No taxable income is recognized by the Participant at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The Participant will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying; and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the Participant has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the Participant will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the Participant. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

If the Participant makes a disqualifying disposition of the purchased shares, then Onsite will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will Onsite be allowed a deduction with respect to the Participant's disposition of the purchased shares.

         Non-Qualified Options. No taxable income is recognized by a Participant upon the grant of a Non-Qualified Option. The Participant will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the Participant will be required to satisfy the tax withholding requirements applicable to such income.

Onsite will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the Participant with respect to the exercised Non-Qualified Option. The deduction will in general be allowed for the taxable year of Onsite in which such ordinary income is recognized by the Participant.

     Withholding Taxes. Onsite is entitled to take appropriate measures to withhold from the shares of Class A Common Stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the Compensation Committee deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the Class A Common Stock to the recipient.

Accounting Treatment

Option grants with an exercise price per share equal to one hundred percent (100%) of the fair market value of the shares at the time of grant will not result in any direct charge to Onsite's earnings. However, the fair value of those options must be disclosed in the notes to Onsite's financial statements, in the form of proforma statements, indicating the impact those options would have upon Onsite's reported earnings if the value of those options, at the time of grant, were treated as compensation expense. In addition, the number of outstanding options may be a factor in determining Onsite's earnings per share on a diluted basis.

On March 31, 1999, the Financial Accounting Standards Board issued an Exposure Draft of a proposed interpretation of APB Opinion 25, "Accounting for Stock Issued to Employees." Under the proposed interpretation, as modified on August 11, 1999, option grants made to non-employee consultants (but not non-employee Board members) after December 15, 1998, will result in a direct charge to Onsite's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares (if vesting applies). Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the vesting date of each installment of the option shares (if vesting applies).

         Adjustment Upon Changes in Capitalization. In the event any change, such as a stock split, is made in Onsite's capitalization which results in an exchange of Class A Common Stock for a greater or lesser number of shares, an appropriate adjustment shall be made in the option price and in the number of shares subject to the option. In the event of the proposed dissolution or liquidation of Onsite, the Compensation Committee either may cancel each outstanding option upon a cash payment or accelerate the time within with each outstanding option may be exercised. In the event of the sale of all or substantially all of Onsite's assets or the merger of Onsite with or into another corporation, (i) if Onsite is the surviving corporation following a merger or consolidation, the Board shall determine an appropriate adjustment of the number and kind of securities with respect to which outstanding options may be exercised and the exercise price; or (ii) if Onsite is not the surviving corporation, the Compensation Committee either may cancel each outstanding option upon a cash payment or accelerate the time within which each outstanding option may be exercised.

         Amendment and Termination. The Board may amend the Plan to materially increase the benefits accruing to the option holder without stockholder approval, except to the extent that stockholder approval is required to maintain the status of the Plan as an Incentive Stock Option Plan. Notwithstanding the foregoing, no action by the Board or stockholders may alter or impair any option previously granted under the Plan without the consent of the Participant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE ONSITE 1993 STOCK OPTION PLAN INCREASING THE NUMBER OF SHARES AVAILABLE FOR GRANT THEREUNDER AND INCREASING THE LENGTH OF THE TERM OF NON-DISCRETIONARY OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS.


                                 PROPOSAL NO. 3

                APPROVAL OF AMENDMENT TO ONSITE'S CERTIFICATE OF
            INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES
                        AVAILABLE FOR ISSUANCE BY ONSITE

Onsite filed its Certificate of Incorporation on July 9, 1993. Thereafter, amendments to the Certificate of Designation abolishing the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock and Certificates of Designation creating the Series C Convertible Preferred Stock, Series D Convertible Preferred Stock and Series E Convertible Preferred Stock have been filed. The amendments abolishing the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock were filed after the holders of such shares voluntarily converted their shares to Class A Common Stock in 1996. As discussed in more detail below, stockholder approval is being sought for an amendment to Onsite's Certificate of Incorporation to increase the number of shares authorized and available for issuance in order to give Onsite a sufficient reserve of shares of Class A Common Stock for future issuances, and enable Onsite to have sufficient shares available upon and after the conversion of the Series C Convertible Preferred Stock and the Series E Convertible Preferred Stock.

Description of Outstanding Shares

The Series C Convertible Preferred Stock was created in October 1997, in connection with the Stock Subscription Agreement executed by Onsite and Westar Capital, discussed under Proposal No. 1 above. As a result of the October 1997 transaction with Westar Capital, the exercise by Onsite of two additional calls on Westar Capital to purchase additional shares of Series C Convertible
Preferred Stock and the payment of dividends on the Series C Convertible Preferred Stock (paid in shares of Series C Convertible Preferred Stock), Westar Capital currently is the holder of 4,500,000 shares of Class A Common Stock and 649,120 shares of Series C Convertible Preferred Stock. Each share of Series C Convertible Preferred Stock is convertible into five shares of Class A Common Stock and convertible in the aggregate into shares 3,245,600 shares of Onsite Class A Common Stock.

The Series D Convertible Preferred Stock was created in June 1998, in connection with the SYCOM transaction. However, as discussed under Proposal No. 1 above, in October 2000, Onsite exercised its rights under a Share Repurchase Agreement to repurchase all of the issued and outstanding shares of Series D Convertible Preferred Stock (157,000 shares) for nominal consideration ($0.001 per share of Series D Convertible Preferred Stock), and thus no shares of Series D Convertible Preferred Stock currently are outstanding.

The Series E Convertible Preferred Stock was created in August 1999, in connection with a private placement transaction with a few current shareholders of Onsite. In exchange for $1,000,000, Onsite issued 50,000 shares of Series E Convertible Preferred Stock to four current shareholders of Onsite, including Mr. McGettigan. The Series E Convertible Preferred Stock currently is convertible in the aggregate into 5,000,000 shares of Onsite Class A Common Stock. In addition to shares of Series E Convertible Preferred Stock, the purchasers were granted warrants to purchase 1,250,000 shares of Onsite Class A Common Stock at $0.75 per share, and 1,250,000 shares of Onsite Class A Common Stock at $0.50 per share.

Onsite currently is authorized to issue up to 23,999,000 shares of Class A Common Stock, par value $0.001, 1,000 shares of Class B Common Stock, par value $0.001, and 1,000,000 shares of preferred stock, par value $0.001. As of October 27, 2000, 19,389,187 shares of Class A Common Stock were issued and outstanding. Also, 649,120 shares of Series C Convertible Preferred Stock and 50,000 shares of Series E Convertible Preferred Stock were issued and outstanding. No shares of Class B Common Stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series D Convertible Preferred Stock are outstanding.

Increase in Authorized Number of Shares

A sufficient number of authorized shares of Class A Common Stock is not available to cover the conversion of the Series C Convertible Preferred Stock and Series E Convertible Preferred Stock into Class A Common Stock. Upon the conversion of the Series C Convertible Preferred Stock and the Series E Convertible Preferred Stock, 8,245,600 additional shares of Class A Common Stock will need to be available for issuance by Onsite. In order to give Onsite a sufficient reserve of shares of Class A Common Stock for future issuances, and enable Onsite to have sufficient shares available upon and after the conversion of the Series C Convertible Preferred Stock and the Series E Convertible Preferred Stock, stockholder approval is being sought for an amendment to Onsite's Certificate of Incorporation to increase the number of shares authorized and available for issuance.

Furthermore, the ability to issue preferred stock provides Onsite with a valuable tool in the future development of transactions designed to continue to contribute to Onsite's growth. The Series C Convertible Preferred Stock and the Series E Convertible Preferred Stock currently account for the majority of the authorized shares of preferred stock. Accordingly, stockholder approval is being sought for an amendment to Onsite's Certificate of Incorporation increasing the authorized number of preferred shares reserved for issuance.

     The proposed amendment to Onsite's Certificate of Incorporation would increase the number of shares available for issuance by 15,000,000 shares, to a total of 40,000,000 shares. Of these 40,000,000 shares, 37,999,000 would be designated as Class A Common Stock. The amendment also would increase the authorized number of preferred shares reserved for issuance by 1,000,000, to 2,000,000. Hence 2,000,000 of the 40,000,000 shares would be reserved for issuance as preferred shares. Onsite has no present agreement to issue the additional preferred shares. A copy of the proposed amendment is attached hereto as Appendix B.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO ONSITE'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES AVAILABLE FOR ISSUANCE BY ONSITE.


                        DIRECTORS AND EXECUTIVE OFFICERS

Current Directors

For information on the persons currently serving as directors of Onsite, see Directors Nominated for Election above.

Executive Officers

The following table sets forth certain business information for the last five years with respect to the current executive officers of Onsite.



        Name                             Positions with Onsite               Age         Office Held Since
---------------------------------- ------------------------------------- ----------- -----------------------

  Charles C. McGettigan               Chairman of the Board                   55                1994
---------------------------------- ------------------------------------- ----------- -----------------------
  Richard T. Sperberg                 President and Chief Executive           49                1982 (1)
                                      Officer
---------------------------------- ------------------------------------- ----------- -----------------------
  J. Bradford Hanson                  Chief Financial Officer                 45                1995 (2)
---------------------------------- ------------------------------------- ----------- -----------------------
  Frank J. Mazanec                    Senior Vice President                   52                1992 (1)
---------------------------------- ------------------------------------- ----------- -----------------------
  Keith G. Davidson                   Senior Vice President                   49                1994 (3)
---------------------------------- ------------------------------------- ----------- -----------------------
  Elizabeth T. Lowe                   Vice President                          37                1997
---------------------------------- ------------------------------------- ----------- -----------------------
  Bruce A. Hedman                     Vice President                          50                1998
---------------------------------- ------------------------------------- ----------- -----------------------
  Audrey Nelson Stubenberg            Secretary/General Counsel               37                1998
---------------------------------- ------------------------------------- ----------- -----------------------



(1) Includes time of service with Onsite-Cal and service as Vice President of Onsite.
(2) Mr. Hanson served as Chief Financial Officer of Onsite from August 1995 through May 1997, rejoining Onsite in October 1998.
(3)  Includes time of service as Vice  President of Onsite.

Executive officers are elected periodically by the Board of Directors and serve at the pleasure of the Board. No family relationship exists between any of the officers or directors.

Background of Executive Officers

For the business backgrounds of Messrs. McGettigan, Sperberg and Mazanec, see Directors Nominated for Election above.

J. Bradford Hanson. Mr. Hanson has over 15 years of financial accounting, administration and shareholder relations experience in the energy efficiency services, financial, manufacturing, software development and retail market sectors. Mr. Hanson, who has served as Onsite's Chief Financial Officer since October 1998, also served as Onsite's Chief Financial Officer from August 1995 through May 1997. From May 1997 through October 1998, Mr. Hanson worked for Sports Group International, Inc., and as an independent financial and accounting consultant. Mr. Hanson earned a Bachelor of Science from San Diego State University and is a Certified Public Accountant.

Keith G. Davidson. Mr. Davidson has been a Vice President of Onsite since 1994, and currently serves as Senior Vice President of Onsite. Mr. Davidson has over 25 years of diversified management experience in energy and environmental technology, product commercialization and market development. Mr. Davidson is responsible for one of Onsite's internal business units. Mr. Davidson was past President of the American Cogeneration Association, and a member of the American Society of Heating, Refrigerating and Air Conditioning Engineers, and previously served as the co-Chairman of CADER. He is the recipient of several industry honors, including the Association of Energy Engineers' Cogeneration Professional of the Year and the American Gas Association's Industrial and Commercial Hall of Flame. Mr. Davidson earned a Bachelor of Science in Mechanical Engineering from the University of Missouri and a Master of Science in Mechanical Engineering from Stanford University.

Elizabeth T. Lowe. As Vice President, Ms. Lowe heads up Onsite's Northern California office. She is responsible for marketing, operations and regulatory representation in Northern California, as well as targeted national account strategies and projects in other regions of the West, including Colorado and Texas. Ms. Lowe also adds to Onsite's consulting capabilities in the areas of natural gas and electricity purchases and overall customer strategies to reduce energy costs. Ms. Lowe joined Onsite in 1997. Prior to joining Onsite, from 1996 to 1997 Ms. Lowe served as Vice President of Western Operations for DukeSolutions, Inc. (formerly Duke/Louis Dreyfus), heading up the Western region operations for this Duke Energy subsidiary. The Western region group worked with retail and wholesale customers to develop and implement overall energy purchasing strategies through negotiations training, strategic alliances, and engineering and pricing solutions. Prior to joining DukeSolutions, Ms. Lowe spent 10 years in energy and environmental consulting, and most recently (from 1991 to 1996) developed and directed Barakat & Chamberlin's Corporate Energy Management practice. In this capacity, she assisted large energy consumers in the development of energy cost reduction strategies through procurement and management of fuels, tariff and contract negotiations, aggregation strategies and demand-side management planning. Ms. Lowe is an associate member of the California Manufacturers Association and the California League of Food Processors, and is the President of the Power Association of Northern California. Ms. Lowe earned a Master of Environment Management in Resource Economics and Policy from Duke University's Nicholas School of Environment and a Bachelor of Arts in Public Policy Studies from Duke University's School of Policy Studies and Public Affairs.

Dr. Bruce A. Hedman. Dr. Hedman joined Onsite in 1998, as Vice President, Consulting Services, and together with Mr. Davidson is responsible for Onsite's consulting services business. Dr. Hedman has over 20 years of experience in energy and environmental technology development, new product commercialization, and market research and development. Before joining Onsite, from 1995 to 1998 Dr. Hedman was Executive Director of the Industrial Center Inc. in Arlington, Virginia, a natural gas industry technology transfer and market development organization that supports commercial introduction of new natural gas technologies in the industrial market. Dr. Hedman has a Bachelor of Science, Master of Science and Ph.D. in Mechanical Engineering from Drexel University in Philadelphia, Pennsylvania.

Audrey Nelson Stubenberg, Esq. Ms. Nelson Stubenberg has over 10 years experience as a practicing transactional attorney and currently serves as Onsite's Secretary and General Counsel. She joined Onsite in 1994. Prior to joining Onsite, Ms. Nelson Stubenberg was an associate with the San Diego law firm of Procopio, Cory, Hargreaves and Savitch, a business and commercial transactions firm. A member of the California State Bar and the American Bar Association, Ms. Nelson Stubenberg earned a Bachelor of Arts from the University of Redlands and a Juris Doctorate from the University of San Diego School of Law.

Directors' Compensation

Beginning June 1, 1998, non-employee directors are entitled to a fixed fee for personal attendance at a Board meeting (of $1,000 per meeting), or for attendance at a meeting via telephone (of $750). Additionally, non-employee directors' out-of-pocket expenditures currently are reimbursed.

As previously discussed, non-employee directors currently receive periodic grants of stock options issued under the Plan's non-discretionary grants of options. Each non-employee director automatically is granted an option to purchase 25,000 shares of Onsite Class A Common Stock on the date he or she becomes a director of Onsite, and on each anniversary date thereafter. The exercise price is the fair market value of the Onsite Class A Common Stock on the date of becoming a director and on the anniversary date, as appropriate. Each option when granted is immediately exercisable and currently has a five year term. As discussed under Proposal No. 2 above, stockholder approval is being sought to increase the term of such options to 10 years. Directors who also are officers of Onsite do not receive additional compensation for serving as directors.

Executive Compensation

The following table sets forth the aggregate cash compensation paid for the past three fiscal years by Onsite for services of Mr. Sperberg (Chief Executive Officer), and the four most highly compensated executive officers whose compensation exceeds $100,000 per year (Messrs. Mazanec (Senior Vice President), Davidson (Senior Vice President), Hanson (Chief Financial Officer) and Dower (former Vice President)), plus two other former executive officers of Onsite who would have been included with the executive officers but for the fact that they were not executive officers at the end of the fiscal year (Messrs. Sutcliffe (former President) and Aiello (former Vice President)).


                  [Remainder of page intentionally left blank]



                                                     SUMMARY COMPENSATION TABLE


                                                                                               Long Term Compensation
                                                                                ----------------------------------------------------

                                            Annual Compensation                             Awards             Payouts
                                     ------------------------------------------ ---------------------------   ---------
                                                                                Restricted     Securities
                                                  Other Annual                     Stock       Underlying       LTIP     All Other
Name and                   Fiscal       Salary        Bonus     Compensation      Award(s)    Options/SARs     Payouts  Compensation
Principal Position          Year          ($)          ($)           ($)            ($)           (#)            ($)        ($)
------------------------- --------   ------------ ------------- --------------- ----------- ---------------- ---------- ------------

Richard T. Sperberg         2000     $158,957      $   -0-      $15,285 (6)          -0-    602,159 (10)         -0-    $17,500 (19)
President and CEO           1999     $175,000      $   -0-      $12,372 (6)          -0-        -0-              -0-    $   -0-
                            1998     $149,125 (3)  $32,500      $17,889 (6)          -0-    126,954 (11)         -0-    $   -0-
------------------------- --------   ------------ ------------- --------------- ----------- ---------------- ---------- ------------
Frank J. Mazanec            2000     $133,381      $39,998      $ 8,909 (6)          -0-    397,904 (12)         -0-    $18,000 (20)
Senior Vice President       1999     $140,000      $40,000      $ 8,909 (6)          -0-        -0-              -0-    $   -0-
                            1998     $137,154 (3)  $22,083      $10,923(6)(7)        -0-     75,000 (13)         -0-    $   -0-
------------------------- --------   ------------ ------------- --------------- ----------- ---------------- ---------- ------------
Keith G. Davidson           2000     $133,531      $39,998      $ 8,111 (6)          -0-     377,597 (14)        -0-    $18,000 (21)
Senior Vice President       1999     $140,000      $40,000      $ 8,385 (6)          -0-         -0-             -0-    $   -0-
                            1998     $121,342 (3)  $23,333      $ 7,702 (6) (7)      -0-     140,000 (15)        -0-    $   -0-
------------------------- --------   ------------ ------------- --------------- ----------- ---------------- ---------- ------------
J. Bradford Hanson (1)      2000     $117,031      $20,833      $ 7,200 (6)          -0-     100,000 (16)        -0-    $15,000 (22)
Chief Financial Officer     1999     $ 76,891      $15,104      $ 4,350 (6)          -0-     100,000 (16)        -0-    $   -0-
------------------------- --------   ------------ ------------- --------------- ----------- ---------------- ---------- ------------
Roger C. Dower (2)          2000     $118,050      $12,138      $ 6,600 (6)          -0-         -0-             -0-    $ 5,000 (23)
Former Vice President       1999     $119,300      $14,400 (4)  $ 6,600 (6)          -0-     100,000 (17)        -0-    $   -0-
------------------------- --------   ------------ ------------- --------------- ----------- ---------------- ---------- ------------
S. Lynn Sutcliffe (2)       2000     $252,780      $   -0-      $ 6,600 (6)          -0-         -0-             -0-    $25,706 (24)
Former President            1999     $278,486      $   -0-      $ 6,600 (6)          -0-         -0-             -0-    $   -0-
------------------------- --------   ------------ ------------- --------------- ----------- ---------------- ---------- ------------
Dominick J. Aiello (2)      2000     $104,702      $ 9,638       $18,534(6)(8)       -0-         -0-             -0-    $10,000 (25)
Former Vice President       1999     $120,000      $36,000 (5)   $65,741(6)(9)       -0-     164,281 (18)        -0-    $   -0-
------------------------- --------   ------------ ------------- --------------- ----------- ---------------- ---------- ------------

(1) Mr. Hanson became an executive officer of Onsite in fiscal year 1999, and thus information for Mr. Hanson is being reported for fiscal years 1999 and 2000 only.

(2) Messrs. Dower, Sutcliffe and Aiello are former executive officers of Onsite. Mr. Dower served as an executive officer of Onsite through September 26, 2000. Messrs. Sutcliffe and Aiello ceased to serve as executive officers of Onsite prior to June 30, 2000. Messrs. Sutcliffe and Dower are employees of SYCOM Corporation and/or eNERGYSolve.com Corporation, and Mr. Aiello is no longer an employee of SYCOM Corporation. Pursuant to a Sale and Noncompetition Agreement executed in connection with the SYCOM LLC asset acquisition, Onsite acquired the right to the services of SYCOM Corporation and all of its employees, including Messrs. Dower, Sutcliffe and Aiello. As reported under Proposal No. 1 above, Onsite terminated the Sale and Noncompetition Agreement effective June 30, 2000. Because Messrs. Dower, Sutcliffe and Aiello became officers of Onsite in fiscal year 1999, information for Messrs. Dower, Sutcliffe and Aiello is being reported for fiscal years 1999 and 2000 only.

(3) In fiscal year 1997, certain executive officers agreed to defer certain portions of their base salary and other compensation from approximately December 1, 1996 through June 30, 1997. This deferred compensation was repaid in fiscal year 1998 (on December 31, 1997), with simple interest at the rate of fifteen percent (15%) per annum.

(4) Mr. Dower was entitled to a management bonus from SYCOM Corporation and, as disclosed in footnote (17) below, he agreed to accept payment of a portion of this bonus ($36,000) in the form of a five year option to purchase 100,000 shares of Onsite's Class A Common Stock at $0.4185 per share.

(5) Mr. Aiello was entitled to a management bonus from SYCOM Corporation of $72,000 and he agreed to accept payment of one-half of this bonus, plus certain commissions as disclosed in footnote (25) below, in the form of a five year option to purchase 164,281 shares of Onsite's Class A Common Stock at $0.4185 per share. These options, however, have expired.

(6) Includes a company car or car expense allowance and premiums for life insurance (if any).

(7) Includes commissions paid or advanced in connection with negotiated customer contracts pursuant to the commission policy of Onsite.

(8) Includes commissions paid or advanced in connection with negotiated customer contracts pursuant to the commission policy of SYCOM Corporation.

(9) Pursuant to the commission policy of SYCOM Corporation, Mr. Aiello was entitled to certain commissions payable by SYCOM Corporation in cash, and he agreed to accept payment of one-half of these commissions, plus certain bonuses as disclosed in footnote (5) above, in the form of a five-year option to purchase 164,281 shares of Onsite's Class A Common Stock at $0.4185 per share. As stated in footnote (5), these options have expired.

(10) Includes (i) a five year option to purchase 126,954 shares of Class A Common Stock at $0.10725 per share, as repriced on June 1, 2000, subject to vesting as follows: 42,318 shares vested on each of April 1, 1999 and 2000; and 42,318 shares vest on April 1, 2001; (ii) 10 year options to purchase 225,205 shares of Class A Common Stock at $0.0975 per share, as repriced on June 1, 2000 (which options are fully vested); and (iii) a five year option to purchase 250,000 shares of Class A Common Stock at $0.10725 per share, as repriced on June 1, 2000 (which option is fully vested).

(11) Includes a five year option to purchase 126,954 shares of Class A Common Stock granted on April 1, 1998, at $0.10725 per share (as repriced on June 1, 2000), subject to vesting as follows: 42,318 shares vested on each of April 1, 1999, and 2000; and 42,318 shares vest on April 1, 2001.

(12) Includes (i) a 10 year option to purchase 75,000 shares of Class A Common Stock at $0.0975 per share, as repriced on June 1, 2000, subject to vesting as follows: 25,000 shares vested on each of April 1, 1999 and 2000; and 25,000 shares vest on April 1, 2001; and (ii) 10 year options to purchase 322,904 shares of Class A Common Stock at $0.0975 per share, as repriced on June 1, 2000 (which options are fully vested).

(13) Includes a five year option to purchase 75,000 shares of Class A Common Stock granted on April 1, 1998, at $0.0975 per share (as repriced on June 1, 2000), subject to vesting as follows: 25,000 shares vested on each of April 1, 1999, and 2000; and 25,000 shares vest on April 1, 2001.

(14) Includes (i) a 10 year option to purchase 100,000 shares of Class A Common Stock at $0.0975 per share, as repriced on June 1, 2000, subject to vesting as follows: 33,334 shares vested on April 1, 1999; 33,333 shares vested on April 1, 2000; and 33,333 shares vest on April 1, 2001; and (ii) 10 year options to purchase 277,597 shares of Class A Common Stock at $0.0975 per share, as repriced on June 1, 2000 (which options are fully vested).

(15) Includes 10 year options to purchase (i) 40,000 shares of Class A Common Stock granted on October 27, 1997, at $0.0975 per share (as repriced on June 1, 2000) (which option is fully vested); and (ii) 100,000 shares of Class A Common Stock granted on April 1, 1998, at $0.0975 per share (as repriced on June 1, 2000), subject to vesting as follows: 33,334 shares vested on April 1, 1999; 33,333 shares vested on April 1, 2000; and 33,333 shares vest on April 1, 2001.

(16) Includes a 10 year option to purchase 100,000 shares of Class A Common Stock granted on October 30, 1998, at $0.0975 per share (as repriced on June 1, 2000), subject to vesting as follows: 33,334 shares vested on October 30, 1999; 33,333 shares vested on October 30, 2000; and 33,333 shares vest on October 30, 2001.

(17) As disclosed in footnote (4) above, Mr. Dower was entitled to a management bonus from SYCOM Corporation and he agreed to accept payment of a portion of this bonus ($36,000) in the form of a five year option to purchase 100,000 shares of Onsite's Class A Common Stock at $0.4185 per share.

(18) Pursuant to the commission policy of SYCOM Corporation, Mr. Aiello was entitled to certain commissions payable by SYCOM Corporation in cash, and he agreed to accept payment of one-half of these commissions, plus certain bonuses as disclosed in footnote (5) above, in the form of a five-year option to purchase 164,281 shares of Onsite's Class A Common Stock at $0.4185 per share. As stated in footnote (5) above, these options have expired.

(19) In August 1999, in connection with the private placement of shares of Series E Convertible Preferred Stock to certain existing shareholders of Onsite, certain current and former executive officers of Onsite, including Mr. Sperberg, entered into a Salary Reduction Agreement pursuant to which they agreed to reductions in salary and/or commissions owed (for a six month period from August 1999 through January 2000) in exchange for shares of Class A Common Stock and certain Warrants. Thus the table includes the salary reduction taken by Mr. Sperberg in exchange for 87,500 shares of Class A Common Stock and Warrants to purchase 43,750 shares of Class A Common Stock (21,875 shares at each of $0.50 per share and $0.75 per share exercise prices), which Warrants expire August 13, 2009.

     Each of the Salary Reduction Agreements entered into by certain current or former executive officers of Onsite, as described above, hereinafter in these footnotes shall be referred to as the "Salary Reduction Agreement."

(20) Includes the salary reduction taken by Mr. Mazanec under the Salary Reduction Agreement in exchange for 90,000 shares of Class A Common Stock and Warrants to purchase 45,000 shares of Class A Common Stock (25,000 shares at each of $0.50 per share and $0.75 per share exercise prices), which Warrants expire August 13, 2009.

(21) Includes the salary reduction taken by Mr. Davidson under the Salary Reduction Agreement in exchange for 90,000 shares of Class A Common Stock and Warrants to purchase 45,000 shares of Class A Common Stock (25,000 shares at each of $0.50 per share and $0.75 per share exercise prices), which Warrants expire August 13, 2009.

(22) Includes the salary reduction taken by Mr. Hanson under the Salary Reduction Agreement in exchange for 75,000 shares of Class A Common Stock and Warrants to purchase 37,500 shares of Class A Common Stock (18,750 shares at each of $0.50 per share and $0.75 per share exercise prices), which Warrants expire August 13, 2009.

(23) Includes commissions of SYCOM Corporation relinquished by Mr. Dower under the Salary Reduction Agreement in exchange for 25,000 shares of Onsite Class A Common Stock and Warrants to purchase 12,500 shares of Onsite Class A Common Stock (6,250 shares at each of $0.50 per share and $0.75 per share exercise prices), which Warrants expire August 13, 2009.

(24) Includes the salary reduction from SYCOM Corporation taken by Mr. Sutcliffe under the Salary Reduction Agreement in exchange for 128,532 shares of Onsite Class A Common Stock and Warrants to purchase 64,266 shares of Onsite Class A Common Stock (32,133 shares at each of $0.50 per share and $0.75 per share exercise prices), which Warrants expire August 13, 2009.

(25) Includes commissions of SYCOM Corporation relinquished by Mr. Aiello under the Salary Reduction Agreement in exchange for 50,000 shares of Onsite Class A Common Stock and Warrants to purchase 25,000 shares of Onsite Class A Common Stock (12,500 shares at each of $0.50 per share and $0.75 per share exercise prices), which Warrants expire August 13, 2009.

The following table sets forth options granted by Onsite to the individuals listed in the Summary Compensation Table.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                                Number of       Percentage of
                               Securities          Total
                                Underlying      Options/SARs
                               Options/SARs      Granted to         Exercise or         Market
                                 Granted          Employees         Base Price     Price on Date      Expiration
Name                               (#)          In Fiscal Year      ($/Share)         of Grant           Date
---------------------------- ---------------- ------------------ ---------------- ----------------- ----------------

NONE




                  [Remainder of page intentionally left blank]

            AGGREGATED OPTION/SARS EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SARS VALUES


                                                                        Number of                  Value of
                                                                  Securities Underlying          Unexercised
                                   Shares                              Unexercised               In-the-Money
                                  Acquired                        Options/SARs at FY End           Options
                                     On              Value                 (#)                    at FY End
                                  Exercise         Realized            Exercisable/              Exercisable/
            Name                     (#)              ($)             Unexercisable            Unexercisable *
------------------------------ ---------------- ---------------- ------------------------- --------------------
    Richard T. Sperberg              -0-             $ -0-              709,841/42,318           $ -0-/$ -0-
------------------------------ ---------------- ---------------- ------------------------- --------------------
    Frank J. Mazanec                 -0-             $ -0-              372,904/25,000           $ -0-/$ -0-
------------------------------ ---------------- ---------------- ------------------------- --------------------
    Keith G. Davidson                -0-             $ -0-              344,264/33,333           $ -0-/$ -0-
------------------------------ ---------------- ---------------- ------------------------- --------------------
    J. Bradford Hanson               -0-             $ -0-               66,667/33,333           $ -0-/$ -0-
------------------------------ ---------------- ---------------- ------------------------- --------------------
    Roger C. Dower                   -0-             $ -0-              100,000/-0-              $ -0-/$ -0-




*    Based upon the average price of $0.095 as of June 30, 2000.

Report of the Compensation Committee on the Repricing of Options

As discussed under Proposal No. 1 above, the purpose of Onsite's 1993 Stock Option Plan is to attract and retain the best personnel to Onsite and to give option recipients a greater personal stake in the success of the business. With the exercise prices on a number of options held by employees of Onsite, including executive officers who are employees of Onsite, at several times the then current market price for Onsite's Class A Common Stock, the Compensation Committee believed the purpose of the Plan was not adequately being served. Thus, as an additional incentive to all employees of Onsite, including executive officers who are employees of Onsite, on June 1, 2000, the Compensation Committee approved a repricing of outstanding options held by current employees of Onsite to the then current market price of Onsite's Class A Common Stock of $0.0975 per share.

Compensation Committee:


     /s/  CHARLES C. MCGETTIGAN
          ---------------------
          Charles C. McGettigan


     /s/  H. TATE HOLT
          -----------------------
          H. Tate Holt

Onsite 1993 Stock Option Plan

Please see discussion under PROPOSAL NO. 2 above.

Onsite 401(k) Plan

Since 1990, Onsite has maintained a 401(k) plan. The Onsite 401(k) plan provides for broad based employee participation and all Onsite employees are eligible to enroll after meeting certain criteria such as the length of employment, hours worked and age. Pursuant to a 1994 amendment to the 401(k) plan, Onsite provides a matching contribution in Class A Common Stock of seventy-five percent (75%) of the employees' contribution (up to six percent (6%) of salary, subject to customary limitations on contributions by highly compensated individuals).

The shares contributed by Onsite are subject to certain vesting periods. Certain officers and directors who cease participation in the Onsite 401(k) plan may not participate for at least six months. Further, except in limited distributions such as termination of employment, retirement, disability or death, any Onsite Class A Common Stock distributed to any officer or director from the Onsite 401(k) plan must be held by the participant for six months prior to sale. At the end of Onsite's fiscal year, 681,637 shares of Onsite Class A Common Stock were earned by all participants of the Onsite 401(k) plan, of which 198,661 shares in the aggregate (all shares vested) have been earned by Messrs. Sperberg, Mazanec, Davidson, Hanson, Dower, Sutcliffe and Aiello.


              VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS THEREOF

The following table sets forth certain information about the ownership of Onsite's Class A Common Stock as of October 27, 2000, by (i) those persons known by Onsite to be the beneficial owners of more than five percent (5%) of the total number of outstanding shares of any class entitled to vote; (ii) each director and named executive officer; and (iii) all directors and officers of Onsite as a group. The table includes Class A Common Stock issuable upon the exercise of Options or Warrants that are exercisable within 60 days. Except as indicated in the footnotes to the table, the named persons have sole voting and investment power with respect to all shares of Onsite Class A Common Stock shown as beneficially owned by them, subject to community property laws where applicable. The ownership figures in the table are based on the books and records of Onsite.



                                                                Class A Common Stock
                                                      ------------------------------------------

         Name and Address                                  Amount of         Percent of Class
         of Beneficial Owner                               Ownership
         -------------------------------------------- -------------------- -------------------
         Dominick J. Aiello                                75,000 (1)                 *
         1140 Bloomfield Avenue, Suite 200
         West Caldwell, NJ 07006
         -------------------------------------------- -------------------- -------------------
         Keith G. Davidson                                513,294 (2)              2.60
         701 Palomar Airport Road, Suite 200
         Carlsbad, CA 92009
         -------------------------------------------- -------------------- -------------------


                                                                Class A Common Stock
                                                      ------------------------------------------

         Name and Address                                  Amount of         Percent of Class
         of Beneficial Owner                               Ownership
         -------------------------------------------- -------------------- -------------------
         Roger C. Dower                                   137,500 (3)                 *
         27 Worlds Fair Drive, First Floor
         Somerset, NJ 08873
         -------------------------------------------- -------------------- -------------------
         Gruber & McBaine Capital Management., LLC      4,508,573 (4)             19.81
         50 Osgood Place
         San Francisco, CA 94133
         -------------------------------------------- -------------------- -------------------
         Jon D. Gruber                                  9,601,291 (5)             36.75
         50 Osgood Place
         San Francisco, CA 94133
         -------------------------------------------- -------------------- -------------------
         J. Bradford Hanson                               179,267 (6)                 *
         701 Palomar Airport Road, Suite 200
         Carlsbad, CA 92009
         -------------------------------------------- -------------------- -------------------
         H. Tate Holt                                     372,882 (7)              1.75
         701 Palomar Airport Road, Suite 200
         Carlsbad, CA 92009
         -------------------------------------------- -------------------- -------------------
         Lagunitas Partners, L.P.                       4,233,102 (8)             18.60
         50 Osgood Place
         San Francisco, CA 94133
         -------------------------------------------- -------------------- -------------------
         Thomas Lloyd-Butler                            4,516,573 (9)             19.84
         50 Osgood Place
         San Francisco, CA 94133
         -------------------------------------------- -------------------- -------------------
         Frank J. Mazanec                                 915,361 (10)             4.60
         Mazanec Family Trust
         701 Palomar Airport Road, Suite 200
         Carlsbad, CA 92009
         -------------------------------------------- -------------------- -------------------
         J. Patterson McBaine                           9,594,691 (11)            36.73
         50 Osgood Place
         San Francisco, CA 94133
         -------------------------------------------- -------------------- -------------------


                                                                Class A Common Stock
                                                      ------------------------------------------

         Name and Address                                  Amount of         Percent of Class
         of Beneficial Owner                               Ownership
         -------------------------------------------- -------------------- -------------------
         Charles C. McGettigan                          5,499,218 (12)            23.68
         50 Osgood Place
         San Francisco, CA 94133
         -------------------------------------------- -------------------- -------------------
         Proactive Investment Managers, L.P.            4,969,218 (13)            21.84
         50 Osgood Place
         San Francisco, CA 94133
         -------------------------------------------- -------------------- -------------------
         Proactive Partners, L.P.                       4,829,383 (14)            21.30
         50 Osgood Place
         San Francisco, CA 94133
         -------------------------------------------- -------------------- -------------------
         Richard T. Sperberg                            3,371,983 (15)            16.47
         701 Palomar Airport Road, Suite 200
         Carlsbad, CA 92009
         -------------------------------------------- -------------------- -------------------
         S. Lynn Sutcliffe                              1,942,798 (16)             9.99
         27 Worlds Fair Drive, First Floor
         Somerset, NJ 08873
         -------------------------------------------- -------------------- -------------------
         SYCOM Enterprises, LLC                         1,750,000                  9.03
         27 Worlds Fair Drive, First Floor
         Somerset, NJ 08873
         -------------------------------------------- -------------------- -------------------
         Westar Capital, Inc.                           7,745,600 (17)            34.22
         818 South Kansas Street
         Topeka, KS 66601
         -------------------------------------------- -------------------- -------------------
         Myron A. Wick III                              4,969,218 (18)            21.84
         50 Osgood Place
         San Francisco, CA 94133
         -------------------------------------------- -------------------- -------------------
         All Directors and Officers as a Group (9)    13,390,412 (19)             51.84
         -------------------------------------------- -------------------- -------------------



(1) In August 1999 in connection with the private placement of shares of Series E Convertible Preferred Stock to certain existing shareholders of Onsite, certain current or former executive officers of Onsite, including Mr. Aiello, entered into Salary Reduction Agreements pursuant to which they agreed to reductions in salary and/or commissions owed (for a six month period from August 1999 through January 2000) in exchange for shares of Class A Common Stock and certain Warrants. The table reflects 50,000 shares of Class A Common Stock issued to Mr. Aiello under the Salary Reduction Agreement and 25,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 13, 2009.

     Each of the Salary Reduction Agreements entered into by certain current or former executive officers of Onsite, as described above, hereinafter in these footnotes shall be referred to as the "Salary Reduction Agreement."

(2) In addition to 34,030 shares of Class A Common Stock over which Mr. Davidson has sole voting and investment power (which number includes 30,600 shares held by Mr. Davidson's minor children), the table reflects 344,264 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring August 9, 2005 (70,000 shares), November 20,
     2005  (37,072  shares),  January 25,  2006  (11,407  shares),  May 22, 2006
     (19,118 shares), March 13, 2007 (100,000 shares), October 28, 2007 (40,000)
     and April 1, 2008 (66,667). The table also reflects 90,000 shares of Class A Common Stock and 45,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 13, 2009 issued to Mr. Davidson under the Salary Reduction Agreement.

(3) Includes 100,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring May 26, 2004. The table also reflects the 25,000 shares of Class A Common Stock and 12,500 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 13, 2009 issued to Mr. Dower under the Salary Reduction Agreement.

(4) Gruber & McBaine Capital Management, LLC ("Gruber & McBaine"), the successor-in-interest to Gruber & McBaine Capital Management, Inc., a California corporation, is an investment advisor and a general partner of Lagunitas Partners, L.P. Consequently, Gruber & McBaine has or shares voting or dispositive power over 3,383,573 shares of Class A Common Stock (which number includes 2,250,000 shares of Class A Common Stock underlying 22,500 shares of Series E Convertible Preferred Stock) and 1,125,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 2, 2009. See also footnote (8).

(5) Mr. Gruber is a member of Gruber & McBaine Capital Management, LLC, which is an investment advisor and a general partner of Lagunitas Partners, L.P., and is a general partner of Proactive Investment Managers, L.P., which also is an investment advisor and general partner of Proactive Partners, L.P., and Fremont Proactive Partners, L.P. Consequently, in addition to 123,500 shares of Class A Common Stock over which Mr. Gruber has sole voting and investment power (which number includes shares held by Mr. Gruber's family members and foundations), Mr. Gruber also has or shares voting or dispositive power over 6,992,791 shares of Class A Common Stock (which number includes 4,250,000 shares of Class A Common Stock underlying 42,500 shares of Series E Convertible Preferred Stock) and 2,485,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring September 11, 2002, June 30, 2003, and August 2, 2009. See also footnotes (8) and (14).

(6) Includes 100 shares of Class A Common Stock over which Mr. Hanson has sole voting and dispositive power and 66,667 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring October 30, 2008. The table also reflects the 75,000 shares of Class A Common Stock and 37,500 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 13, 2009 issued to Mr. Hanson under the Salary Reduction Agreement.

(7) Includes 142,882 shares of Class A Common Stock over which Mr. Holt has sole voting and dispositive power and 200,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring January 25, 2001 (50,000 shares), May 4, 2001 (25,000 shares),
     April 23, 2002 (25,000 shares),  May 4, 2002 (25,000  shares),  May 4, 2003
     (25,000  shares),  May 4, 2004  (25,000  shares),  and May 4, 2005  (25,000 shares).

(8) Includes 2,557,120 shares of Class A Common Stock (including 2,250,000 shares of Class A Common Stock underlying 22,500 shares of Series E Convertible Preferred Stock) and 1,125,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 2, 2009, and over which Lagunitas Partners, L.P. ("Lagunitas") has sole voting and investment power. The table also reflects 550,982 shares of Class A Common Stock that are subject to the Stockholders Agreement among certain stockholders of Onsite, including Lagunitas, and Westar Capital (the "Stockholders Agreement").

(9) Mr. Lloyd-Butler is a member of Gruber & McBaine Capital Management, LLC, an investment advisor and a general partner of Lagunitas Partners, L.P. Consequently, in addition to the 8,000 shares of Class A Common Stock over which he has sole voting and investment power, Mr. Lloyd-Butler has or shares voting or dispositive power over 3,383,573 shares of Class A Common Stock (which number includes 2,250,000 shares of Class A Common Stock underlying 22,500 shares of Series E Convertible Preferred Stock) and 1,125,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 2, 2009. See also footnote
     (8).

(10) Includes 472,904 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring November 20, 2005 (7,736 shares), January 25, 2006 (46,816 shares), May 22, 2006 (18,352 shares),
     March 13, 2007 (250,000 shares), April 1, 2008 (50,000) and August 23, 2010
     (100,000). Additionally, the table reflects (i) 142,751 shares of Class A Common Stock over which Mr. Mazanec, as a trustee of the Mazanec Family Trust, has or shares voting or dispositive power; and (ii) 90,000 shares of Class A Common Stock and 45,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 13, 2009 issued to Mr. Mazanec under the Salary Reduction Agreement.

     The table also reflects 164,706 shares of Class A Common Stock that are subject to an Agreement of Stock Purchase and Sale among Messrs. Mazanec, Hector A. Esquer, William M. Gary and Sperberg. Messrs. Esquer, Gary and Sperberg had entered into such Agreement whereby they sold, subject to payment and vesting schedules, shares of Onsite-Cal to Messrs. Esquer and Mazanec. Until a share is paid for all voting and dispositive rights remain with the seller. Upon vesting and payment, each such purchaser of the Onsite-Cal shares became entitled to the same number of Onsite Class A Common Stock received by the sellers, pursuant to the reorganization of Onsite-Cal and WEM into Onsite, with respect to the shares sold. The term of this Agreement has expired as between Messrs. Gary and Mazanec, and thus the table reflects all adjustments for shares that have vested and been paid for in full, or returned to Mr. Gary.

(11) Mr. McBaine is a member of Gruber & McBaine Capital Management, LLC, an investment advisor and a general partner of Lagunitas Partners, L.P., and is a general partner of Proactive Investment Managers, L.P., also an investment advisor and a general partner of Proactive Partners, L.P., and Fremont Proactive Partners, L.P. Consequently, in addition to the 116,900 shares of Class A Common Stock over which he has sole voting and investment power (which number includes shares held by Mr. McBaine's family members), Mr. McBaine has or shares voting or dispositive power over 6,992,791 shares of Class A Common Stock (which number includes 4,250,000 shares of Class A Common Stock underlying 42,500 shares of Series E Convertible Preferred Stock) and 2,485,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring September 11, 2002, June 30, 2003, and August 2, 2009. See also footnotes (8) and (14).

(12) Includes Options to purchase 75,000, 25,000, 25,000, 25,000, 25,000, 25,000 and 25,000 shares of Class A Common Stock exercisable until January 25, 2001, July 13, 2001, April 23, 2002, July 13, 2002, July 13, 2003, July 13,
     2004, and July 13, 2005, respectively. In addition to 305,000 shares of Class A Common Stock in which Mr. McGettigan has sole voting and investment power (which number includes 250,000 shares of Class A Common Stock underlying 2,500 shares of Series E Convertible Preferred Stock), Mr. McGettigan is a general partner of Proactive Investment Managers, L.P., an investment advisor and a general partner of Proactive Partners, L.P., and Fremont Proactive Partners, L.P., and is a general partner of McGettigan, Wick & Co., Inc., and consequently has or shares voting or dispositive power over 3,609,218 shares of Class A Common Stock (which number includes 2,250,000 shares of Class A Common Stock underlying 22,500 shares of Series E Convertible Preferred Stock), and 1,360,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring September 11, 2002, June 30, 2003, and August 2, 2009. See also footnote (14).

(13) Proactive  Investment  Managers,  L.P.  ("PIM"),  is a general  partner  of
     Proactive Partners, L.P., and Fremont Proactive Partners, L.P., and consequently has or shares voting or dispositive power over 3,609,218 shares of Class A Common Stock (which number includes 2,250,000 shares of Class A Common Stock underlying 22,500 shares of Series E Convertible Preferred Stock) and 1,280,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring September 11,

     2002, June 30, 2003, and August 2, 2009. The table also reflects 80,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring June 30, 2003, and over which PIM has sole voting and investment power. See also footnote (14).

(14) In addition to 2,475,478 shares of Class A Common Stock over which Proactive Partners, L.P. ("Proactive") has sole voting and investment power (which number includes 2,000,000 shares of Class A Common Stock underlying 20,000 shares of Series E Convertible Preferred Stock), the table reflects 1,280,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring September 11, 2002, June 30, 2003, and August 2, 2009. The table also reflects 1,073,905 shares of Class A Common Stock that are subject to the Stockholders Agreement among certain stockholders of Onsite, including Proactive, and Westar Capital.

(15) Includes 709,841 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring November 20, 2005 (107,781 shares), January 25, 2006 (52,808 shares), May 22, 2006 (64,616 shares),
     March 13, 2002 (250,000  shares),  April 1, 2003  (84,636),  and August 23,
     2005 (150,000 shares), 325,988 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring September 11, 2002, 526,370 shares over which Mr. Sperberg has sole voting and investment power, 110,545 shares held by Mr. Sperberg's minor son, and 87,500 shares of Class A Common Stock and 43,750 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 13, 2009 issued to Mr. Sperberg under the Salary Reduction Agreement. The table also reflects 1,216,097 shares of Class A Common Stock that are subject to the Stockholders Agreement among certain stockholders of Onsite, including Mr. Sperberg, and Westar Capital.

     Additionally the table reflects 351,892 shares of Class A Common Stock that are subject to an Agreement of Stock Purchase and Sale among Messrs.
     Sperberg, Esquer, Gary and Mazanec. As previously disclosed, Messrs. Sperberg, Esquer and Gary have entered into such Agreement whereby they have sold, subject to payment and vesting schedules, shares of Onsite-Cal to Messrs. Esquer and Mazanec. Until a share is paid for all voting and dispositive rights remain with the seller. Upon vesting and payment, each such purchaser of the Onsite-Cal shares became entitled to the same number of Onsite Class A Common Stock received by the sellers, pursuant to the reorganization of Onsite-Cal and WEM into Onsite, with respect to the shares sold. As previously disclosed, the term of this Agreement has expired as between Messrs. Gary and Mazanec.

(16) Mr. Sutcliffe is the majority shareholder of SSBKK, Inc., the sole member of SYCOM LLC and of SYCOM Corporation, and consequently has or shares voting or dispositive power over 1,750,000 shares of Class A Common Stock. Additionally, the table reflects 128,532 shares of Class A Common Stock and 64,266 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 13, 2009 issued to Mr. Sutcliffe under the Salary Reduction Agreement.

(17) Includes the following securities that are subject to the Stockholders Agreement among certain stockholders of Onsite and Westar Capital:
     4,500,000 shares of Class A Common Stock, and 3,245,600 shares of Class A Common Stock underlying 649,120 shares of Series C Convertible Preferred Stock. The table does not reflect unpaid dividends of 32,031 shares of Series C Convertible Preferred Stock.

(18) Mr. Wick is a general partner of Proactive Investment Managers, L.P., an investment advisor and a general partner of Proactive Partners, L.P., and Fremont Proactive Partners, L.P., and is a general partner of McGettigan, Wick & Co., Inc., and consequently has or shares voting or dispositive power over 3,609,218 shares of Class A Common Stock and 1,360,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring September 11, 2002, June 30, 2003, and August 2, 2009. See also footnote (14).


(19) Includes the aggregate of ownership of Messrs. Aiello, Davidson, Dower, Hanson, Holt, Mazanec, McGettigan, Sperberg and Sutcliffe as set forth in footnotes (1), (2), (3), (6), (7), (10), (12), (15) and (16), and an
     aggregate of 146,000 shares of Class A Common Stock held by other officers and directors, 164,409 shares of Class A Common Stock that may be acquired within the next 60 days upon the exercise of options held by other officers and 351,892 shares of Class A Common Stock that are subject to a Stock Purchase Agreement among Messrs. Esquer, Gary, Mazanec and Sperberg. For purposes of calculating this footnote, the number of shares attributable to

     Mr. Sperberg does not include the 351,892 shares that are subject to the above Stock Purchase Agreement because these shares are counted as owned by Messrs. Mazanec and Esquer.

 * Less than one percent (1%).


        COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Onsite directors, executive officers and persons who own more than ten percent (10%) of Onsite's Class A Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers and stockholders of more than ten percent (10%) of Onsite's Class A Common Stock are required by the SEC regulations to furnish Onsite with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to Onsite, or written representations that such filings were not required, Onsite believes that since July 1, 1999, through the end of the 2000 fiscal year, all Section 16(a) filing requirements applicable to its directors, officers and stockholders of more than ten percent (10%) of Onsite's Class A Common Stock were complied with except as follows: (i) one report (Form 4) covering one transaction inadvertently was filed late by Mr. McGettigan; and (ii) one report (Form 5) covering one transaction inadvertently was filed late by each of Messrs. Sperberg, Mazanec, Davidson, Hanson, Dower, Sutcliffe and Aiello, and Audrey Nelson Stubenberg. Additionally, Onsite has not received copies of a Form 5 from five former officers and three former directors of Onsite.


            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Onsite's Class A Common Stock  currently is traded on the NASD  Over-the-Counter
(OTC) Electronic Bulletin Board. The following table sets forth the high and low prices per share of Class A Common Stock for the prior two fiscal years (1999 and 2000) by quarters. The following market quotation reflects inter-dealer prices without retail mark-ups, markdowns or commissions, and may not represent actual transactions.

---------------------- ------------- -------------
    Quarter Ended          High          Low
---------------------- ------------- -------------

 September 30, 1998      $1.25          $0.7812

  December 31, 1998      $0.781         $0.4687

     March 31, 1999      $0.9062        $0.50

      June 30, 1999      $0.625         $0.3125

 September 30, 1999      $0.45          $0.26

  December 31, 1999      $0.33          $0.14

     March 31, 2000      $0.58          $0.155

      June 30, 2000      $0.285         $0.09

As of October 27, 2000, there were approximately 244 holders of record of Onsite's Class A Common Stock.

Onsite has not paid any dividends on its Common Stock, nor does Onsite anticipate paying dividends on its Common Stock in the foreseeable future.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

August 1999 Private Placement

In August 1999, Onsite completed a private placement of shares of Series E Convertible Preferred Stock and the issuance of warrants to purchase shares of Onsite Class A Common Stock with Mr. McGettigan, the Chairman of the Board, and other related investors, including Proactive and Lagunitas Partners, L.P., current shareholders of Onsite. Terms of the placement include the issuance of 50,000 shares of Series E Convertible Preferred Stock (which is convertible initially into 5,000,000 shares of Class A Common Stock) in exchange for $1,000,000, warrants to purchase 1,250,000 shares of Onsite Class A Common Stock at $0.50 per share, and warrants to purchase 1,250,000 shares of Onsite Class A Common Stock at $0.75 per share. Mr. McGettigan is a general partner of Proactive, a shareholder of Onsite, and, as stated above, is the Chairman of the Board of Directors of Onsite.

                                  OTHER MATTERS

Relationship with Independent Accountants

Hein + Associates, LLP ("Hein") has served as Onsite's independent accountants since July 1995. For the fiscal year 2000 the Board of Directors has continued to retain, and expects to continue retain, Hein; however, the Board may seek competitive bids for its annual audit. A representative of Hein may be present at the Meeting to be available to respond to appropriate questions from stockholders.

Other Matters

The Board of Directors of Onsite knows of no other matters that may be or are likely to be presented at the Meeting. However, if additional matters are presented at the Meeting, the persons named in the enclosed proxy will vote such proxy in accordance with their best judgment on such matters pursuant to the discretionary authority granted to them by the terms and conditions of the proxy.

Stockholder Proposals

Stockholder proposals to be included in Onsite's Proxy Statement and proxy card for Onsite's next annual meeting must meet the requirements of Rule 14a-8 promulgated by the SEC, and must be received by Onsite no later than June 25, 2001.

Additional Information

A copy of Onsite's Form 10-KSB for fiscal year ended June 30, 2000, containing Onsite's 2000 audited financial statements, including the report of its independent public accountants, accompanies this Proxy Statement. Stockholders, however, may obtain additional copies by written request addressed to Onsite's Secretary, Audrey Nelson Stubenberg.

ONSITE ENERGY CORPORATION

By Order of the Board of Directors



Audrey Nelson Stubenberg
Secretary

Carlsbad, CA
December 4, 2000

                                   Appendix A

                            ONSITE ENERGY CORPORATION
                              AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN
                  (amended and restated as of January 11, 2001)


1.       Purpose; Definitions.

     (a) Purpose. The purpose of the Plan is to attract, retain and motivate officers, employees, consultants and directors of the Company, or a Subsidiary, by giving them the opportunity to acquire Stock ownership in the Company.

     (b) Definitions. For purposes of the Plan, the following terms have the following meanings:

          (i)  "Administrator"  means the Compensation  Committee referred to in
     Section 4 in its capacity as  administrator  of the Plan in accordance with
     Section 4.

          (ii) "Board" means the Board of Directors of the Company.

          (iii)"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (iv) "Commission" means the Securities and Exchange Commission, and any successor agency.

          (v) "Company" means Onsite Energy Corporation, a Delaware corporation.

          (vi) "Director" shall mean a member of the Board.

          (vii) "Disinterested Person" has the meaning set forth in Rule 16b-3 under the Exchange Act, and any successor definition adopted by the Commission.

          (viii) "Effective Date" has the meaning set forth in Section 2.

          (ix) "Eligible Person" shall mean in the case of the grant of an Incentive Stock Option, all employees of the Company or a Subsidiary, and in the case of a Nonqualified Stock Option, any director, officer or employee of the Company or other person who, in the opinion of the Board, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant or advisor to the Company.

          (x) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

          (xi) "Fair Market Value" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;
     (iii) if the stock is not reported on the National Market Reporting System, the mean between the closing bid and asked price for the stock on such date, as furnished by the NASD; and (iv) if the stock is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Administrator for purposes of granting options under the Plan.

          (xii) "Grant Date" means the date of grant of any Option.

          (xiii) "Incentive Stock Option" shall mean an Option that is an option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

          (xiv) "Nonqualified Stock Option" shall mean an Option that is designated a Nonqualified Stock Option.

          (xv) "Officer" shall mean an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

          (xvi) "Option" shall mean an option to purchase Stock under this Plan, and shall be designated by the Committee as an Incentive Stock Option or a Nonqualified Stock Option.

          (xvii) "Option Agreement" means the written option agreement covering an Option.

          (xviii) "Optionee" means the holder of an option.

          (xix) "Plan" means this Onsite Energy Corporation 1993 Stock Option Plan, as amended from time to time.

          (xx) "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

          (xxi) "Stock" means the Class A Common Stock, par value $0.001, of the Company, and any successor entity.

          (xxii) "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (xxiii) "Tax Date" means the date defined in Section 7.

          (xxiv) "Vesting Date" means the date on which an Option becomes wholly or partially exercisable.

2. Effective Date; Term of Plan. The Effective Date of this Plan shall be February 14, 1994, the date of shareholder approval of the same, which approval was obtained within twelve (12) months of the date of Board approval of this Plan. This Plan, but not Options already granted, shall terminate automatically ten (10) years after its adoption by the Board, unless terminated earlier by the Board under Section 13. No Options shall be granted after termination of this

Plan but all Options granted prior to termination shall remain in effect in accordance with their terms.

3. Number and Source of Shares of Stock Subject to the Plan. Subject to the provisions of Section 8, the total number of shares of Stock with respect to which Options may be granted under this Plan is 3,900,000 shares of Stock. The shares of Stock covered by any canceled, expired or terminated Option or the unexercised portion thereof shall become available again for grant under this Plan. The shares of Stock to be issued hereunder upon exercise of an Option may consist of authorized and unissued shares or treasury shares.

4. Administration of the Plan. This Plan shall be administered by a committee of at least two (2) members of the Board to which administration of this Plan is delegated by the Board, all of whom shall be Disinterested Persons (the "Compensation Committee"). The "Administrator" shall mean the "Compensation Committee" referred to in this Section 4 in its capacity as administrator of the Plan in accordance with this Section 4. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company, or a Subsidiary, as it deems proper.

     Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Optionees under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Optionees without constituting a termination of their employment for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan.

     Any decision or action of the Administrator in connection with this Plan or Options granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any division, action or omission respecting this Plan, or any Options granted or shares of Stock sold under this Plan. The Board at any time may abolish the Compensation Committee and revest in the Board the administration of the Plan; provided that all members of the Board at the time of such action must be "Disinterested Persons."

5.   Grant of Options; Terms and Conditions of Grant.

     (a)  Grant  of  Options.  One (1) or more  Options  may be  granted  to any
Eligible Person. Subject to the express provisions of the Plan, the Administrator (or the Board of Directors as set forth in subsection (ii) below) shall determine from the Eligible Persons those individuals to whom Options under the Plan shall be granted. Subject to the express provisions of the Plan, each Option so granted shall be designated by the Administrator (or the Board of Directors as set forth in subsection (ii) below) as either a Nonqualified Stock Option or an Incentive Stock Option.

     Subject to the express provisions of the Plan, the Administrator (or the Board of Directors as set forth in subsection (ii) below) shall specify the Grant Date, the number of shares of Stock covered by the Option, the exercise price, and the terms and conditions for exercise of the Options. If the Administrator (or the Board of Directors as set forth in subsection (ii) below) fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator (or the Board of Directors as set forth in subsection
(ii) below) to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Optionee with a written Option Agreement in the form approved by the Administrator (or the Board of Directors as set forth in subsection (ii) below), which sets out the Grant Date, the number of shares of Stock covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

          (i) Non-discretionary. Effective as of July 13, 1993, a non-employee director of the Company automatically shall be granted Options to purchase twenty-five thousand (25,000) shares of Stock on (i) the date he or she becomes a director; and (ii) each anniversary date of the date he or she became a director. The exercise price of such Options shall be the Fair Market Value on such date. The Options shall have a ten (10) year term.

          (ii) Discretionary. The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of ten (10) years from the Effective Date to officers, employees, consultants and directors of the Company and its Subsidiaries. Additionally, the Board of Directors may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of ten (10) years from the Effective Date to any non-employee director of the Company and its Subsidiaries.

     (b) General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

          (i) Exercise of Option. In order to exercise all or any portion of any Option granted under this Plan, an Optionee must remain as an officer, employee, consultant or director of the Company, or a Subsidiary, until the Vesting Date. The Option shall be exercisable on or after each Vesting Date in accordance with the terms set forth in the Option Agreement.

          (ii) Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator (or the Board of Directors as set forth in subsection (a) (ii) above), but not later than ten (10) years after the grant of the Option (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company), and shall be subject to earlier termination as hereinafter provided.

          (iii) Exercise Price. The Exercise Price of any Option shall be determined by the Administrator (or the Board of Directors as set forth in subsection (a) (ii) above), but in the case of Incentive Stock Options shall not be less than one hundred percent (100%) (one hundred ten percent (110%) in the case of an Optionee who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted.

          (iv) Method of Exercise. To the extent the right to purchase shares of Stock has accrued, Options may be exercised, in whole or in part, from time to time in accordance with their terms by written notice from the Optionee to the Company stating the number of shares of Stock with respect to which the Option is being exercised and accompanied by payment in full of the exercise price. Payment may be made in cash, certified check or, at the absolute discretion of the Administrator, by non-certified check.

          (v) Restrictions on Stock; Option Agreement. At the time it grants Options under this Plan, the Company may retain, for itself or others, rights to repurchase the shares of Stock acquired under the Option or impose other restrictions on such shares. The terms and conditions of any such rights or other restrictions shall be set forth in the Option Agreement evidencing the Option. No Option shall be exercisable until after execution of the Option Agreement by the Company and the Optionee.

          (vi) Nonassignability of Option Rights. No Option shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of an Optionee, only the Optionee may exercise an Option.

          (vii) Exercise After Certain Events.

               (1) Termination of Employment/Consulting/Directorship. If for any reason other than permanent and total disability or death (as defined below) an Optionee ceases to be employed by or to be a consultant or director of the Company, or a Subsidiary, Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after the date of such termination, or such lesser period specified in the Option Agreement, or such longer period as specified by the Administrator (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement; and (ii) ten (10) years from the Grant Date).

               If an  Optionee  granted an  Incentive  Stock  Option  terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, the Optionee need not exercise the Option within three (3) months of termination of employment but shall be entitled to exercise within three (3) months of termination of services to the Company or the Subsidiary (one (1) year in the event of permanent disability or death), or such longer period as specified by the Administrator. However, if the Optionee does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option.

               (2) Permanent Disability and Death. If an Optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), or dies while employed by the Company, or while acting as an officer, consultant or director of the Company, or a Subsidiary (or if the Optionee dies within the period that the Option remains exercisable after termination of employment or affiliation), Options then held (to the extent then exercisable) may be exercised by the Optionee, the Optionee's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the disability or death or any lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement; and (ii) ten (10) years from the Grant Date).

               (3) Compliance with Securities Laws. The Company shall not be obligated to issue any shares of Stock upon exercise of an Option unless such shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares of Stock are otherwise in compliance with all applicable securities laws. The Company intends to register the shares of Stock under the federal securities laws and to take whatever other steps may be necessary to enable the shares of Stock to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the shares of Stock or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of shares of the Stock acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreement evidencing the Option.

6.   Limitations on Grant of Incentive Stock Options.

     (a) The aggregate Fair Market Value (determined as of the Grant Date) of the Stock for which Incentive Stock Options may first become exercisable by any Optionee during any calendar year under this Plan, together with that of Stock subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Section 9(a)) by such Optionee under any other plan of the Company or any Subsidiary, shall not exceed One Hundred Thousand Dollars ($100,000).

     (b) There shall be imposed in the Option Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     (c) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five (5) years from the Grant Date.

     (d) No Incentive Stock Option may be granted to any person who is not an employee of the Company.

7. Payment of Taxes. Upon the disposition by an Optionee or other person of shares of an Option prior to satisfaction of the holding period requirements of
Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the Company shall have the right to require such Optionee or such other person to pay by cash, or check payable to the Company, the amount of any taxes that the Company may be required to withhold with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date"). The Administrator may, in lieu of such cash payment, withhold that number of shares of the Stock underlying the Option sufficient to satisfy such withholding.

8. Adjustment for Changes in Capitalization. The existence of outstanding Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Subject to Section 9, if the outstanding shares of the Stock are increased or decreased in number or changed into or exchanged for a different number or kind of securities of the Company or any other corporation by reason of a recapitalization, reclassification, stock split, combination of shares, stock dividend or other event, an appropriate adjustment of the number and kind of securities with respect to which Options may be granted under this Plan, the number and kind of securities as to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised will be made.

9.   Dissolution, Liquidation, Merger.

     (a) Company Not The Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Option upon payment in cash to the Optionee of the amount by which any cash and the fair market value of any other property that the Optionee would have received as consideration for the shares of Stock covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Option. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination or reorganization, in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Option may be exercised.

     (b) Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

10. Successor Corporations. In the event of a merger in which the Company is not the surviving corporation, the successor entity may assume the obligations under all outstanding Options.

11. Suspension and Termination. In the event the Board or the Administrator reasonably believes an Optionee has committed an act of misconduct specified below, the Administrator may suspend the Optionee's right to exercise any Option granted hereunder pending final determination by the Board or the Administrator. If the Administrator determines that an Optionee has committed an act of embezzlement, fraud, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any Option hereunder. In making such determination, the Board or the Administrator shall act fairly and in good faith, and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf. The determination of the Board or the Administrator shall be final and conclusive.

12. No Rights as Shareholder or to Continued Employment. An Optionee shall have no rights as a shareholder with respect to any shares of Stock covered by an Option. An Optionee shall have no right to vote any shares of Stock, or to receive distributions of dividends or any assets or proceeds from the sale of Company assets upon liquidation, until such Optionee has effectively exercised the Option and fully paid for such shares of Stock. Subject to Sections 8 and 9, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Optionee. The grant of an Option shall in no way be construed so as to confer on any Optionee the rights to continued employment by the Company, or a Subsidiary.

13. Termination; Amendment. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made that would impair the right of any person under any outstanding Options without such person's consent not unreasonably withheld; provided, further, that any amendment that (i) increases the number of shares of Stock available for issuance under this Plan (except as provided in Sections 8 and 9);
(ii) materially changes the class of persons who are eligible for the grant of Options; or (iii) materially increases the benefits accruing to participants under this Plan, shall be subject to the approval of the Company's shareholders; provided, further, however, that the Board may amend this Plan at any time as necessary to comply with applicable federal and state securities laws, rules and regulation even if such amendment otherwise would require shareholder approval under subsections (ii) and/or (iii) hereof. Shareholder approval shall not be required for any other amendment of this Plan.

14. Governing Law. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of Delaware.

                                   Appendix B

                            ONSITE ENERGY CORPORATION
                            (a Delaware corporation)

                                     FORM OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION




     RESOLVED: That the Certificate of Incorporation of the Corporation be amended by changing ARTICLE IV so that, as amended, this Article shall read in its entirety as follows:


                                   ARTICLE IV

     The aggregate number of shares which the Corporation shall have the authority to issue is forty million (40,000,000) of which thirty-seven million nine hundred ninety-nine thousand (37,999,000) shares will be Class A Common Stock, par value $.001 per share, one thousand (1,000) shares shall be Class B Common Stock, par value $.001 per share, and two million (2,000,000) shares will be Preferred Stock, par value $.001.

     The Preferred Stock may be issued in any number of series, as determined by the Board of Directors. The Board may, by resolution, fix the designation and number of shares of any such series, and may determine, alter or revoke the rights, including voting rights, preferences, privileges and restrictions pertaining to any wholly unissued series. The Board may thereafter in the same manner increase or decrease the number of shares of any such series (but not below the number of shares of that series then outstanding).

Class A Common Stock                                                    PROXY

                            ONSITE ENERGY CORPORATION
   2000 Annual Meeting of Stockholders To Be Held January 11, 2001
           This proxy is solicited on behalf of the Board of Directors

Revoking any such prior appointment, the undersigned, a stockholder of Onsite Energy Corporation ("Onsite"), hereby appoints Charles C. McGettigan and Richard
T. Sperberg, and each of them (collectively, the "Proxies"), attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Class A Common Stock of the undersigned in Onsite at the 2000 Annual Meeting of Stockholders of Onsite to be held at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, CA 92009, on January 11, 2001, at 8:00 a.m. (Pacific Standard Time), and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that the Proxies or their substitutes may lawfully do in place of the undersigned as indicated below. In their discretion, the Proxies also are authorized to vote upon such other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is indicated for a proposal, this proxy will be voted FOR Proposal Nos. 1, 2 and 3.

1. Election of Directors.

FOR all nominees listed below _____                  WITHOUT  AUTHORITY ____
    (except as marked to                        (to vote for all nominees below)
     the contrary below)

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

 H. Tate Holt    Frank J. Mazanec    Charles C. McGettigan   Richard T. Sperberg

2. Proposal to approve an amendment to the Onsite Energy Corporation 1993 Stock Option Plan increasing the number of shares available for grant under the Plan and increasing the term of non-discretionary options granted to non-employee directors.

  FOR                               AGAINST                              ABSTAIN

3. Proposal to approve an amendment to Onsite's Certificate of Incorporation to increase the authorized number of shares available for issuance by Onsite.

  FOR                               AGAINST                              ABSTAIN

4. Upon any other matters that may properly come before the meeting or any adjournments thereof.

  FOR                               AGAINST                              ABSTAIN

Please sign exactly as name appears below.

                                      Dated:            , 200__


                                      ---------------------------------
                                      Signature

                    When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

Series C Convertible Preferred Stock                                      PROXY


                           ONSITE ENERGY CORPORATION
        2000 Annual Meeting of Stockholders To Be Held January 11, 2001
          This proxy is solicited on behalf of the Board of Directors

Revoking any such prior appointment, the undersigned, a stockholder of Onsite Energy Corporation ("Onsite"), hereby appoints Charles C. McGettigan and Richard
T. Sperberg, and each of them (collectively, the "Proxies"), attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Series C Convertible Preferred Stock of the undersigned in Onsite at the 2000 Annual Meeting of Stockholders of Onsite to be held at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, CA 92009, on January 11, 2001, at 8:00 a.m. (Pacific Standard Time), and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that the Proxies or their substitutes may lawfully do in place of the undersigned as indicated below. In their discretion, the Proxies also are authorized to vote upon such other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is indicated for a proposal, this proxy will be voted FOR Proposal Nos. 1, 2 and 3.

1. Election of Directors.

FOR all nominees listed below _____                  WITHOUT  AUTHORITY ____
    (except as marked to                        (to vote for all nominees below)
     the contrary below)

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

 H. Tate Holt    Frank J. Mazanec    Charles C. McGettigan   Richard T. Sperberg

2. Proposal to approve an amendment to the Onsite Energy Corporation 1993 Stock Option Plan increasing the number of shares available for grant under the Plan and increasing the term of non-discretionary options granted to non-employee directors.

  FOR                               AGAINST                              ABSTAIN

3. Proposal to approve an amendment to Onsite's Certificate of Incorporation to increase the authorized number of shares available for issuance by Onsite.

  FOR                               AGAINST                              ABSTAIN

4. Upon any other matters that may properly come before the meeting or any adjournments thereof.

  FOR                               AGAINST                              ABSTAIN

Please sign exactly as name appears below.

                                      Dated:            , 200__


                                      ---------------------------------
                                      Signature

                    When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

Series E Convertible Preferred Stock                                      PROXY

                         ONSITE ENERGY CORPORATION 2000
           Annual Meeting of Stockholders To Be Held January 11, 2001 This proxy is solicited on behalf of the Board of Directors

Revoking any such prior appointment, the undersigned, a stockholder of Onsite Energy Corporation ("Onsite"), hereby appoints Charles C. McGettigan and Richard
T. Sperberg, and each of them (collectively, the "Proxies"), attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Series E Convertible Preferred Stock of the undersigned in Onsite at the 2000 Annual Meeting of Stockholders of Onsite to be held at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, CA 92009, on January 11, 2001, at 8:00 a.m. (Pacific Standard Time), and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that the Proxies or their substitutes may lawfully do in place of the undersigned as indicated below. In their discretion, the Proxies also are authorized to vote upon such other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is indicated for a proposal, this proxy will be voted FOR Proposal Nos. 1, 2 and 3.

1. Election of Directors.

FOR all nominees listed below _____                  WITHOUT  AUTHORITY ____
    (except as marked to                        (to vote for all nominees below)
     the contrary below)

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

 H. Tate Holt    Frank J. Mazanec    Charles C. McGettigan   Richard T. Sperberg

2. Proposal to approve an amendment to the Onsite Energy Corporation 1993 Stock Option Plan increasing the number of shares available for grant under the Plan and increasing the term of non-discretionary options granted to non-employee directors.

  FOR                               AGAINST                              ABSTAIN

3. Proposal to approve an amendment to Onsite's Certificate of Incorporation to increase the authorized number of shares available for issuance by Onsite.

  FOR                               AGAINST                              ABSTAIN

4. Upon any other matters that may properly come before the meeting or any adjournments thereof.

  FOR                               AGAINST                              ABSTAIN

Please sign exactly as name appears below.

                                      Dated:            , 200__


                                      ---------------------------------
                                      Signature

                    When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please mark, sign, date and return the proxy card promptly using the enclosed envelope.